ACCOUNTS PAYABLE AND ACCRUED EXPENSES - DIAMOND S SHIPPING INC. AND SUBSIDIARIES (Details) - Diamond S Shipping - USD ($) $ in Thousands	Jun. 30, 2019	Dec. 31, 2018
Trade accounts payable and accrued expenses	$ 17,780	$ 11,071
Accrued voyage expenses and commissions	25,256	13,845
Accrued interest	364	400
Other current liabilities (Refer to Note 14 - Related Party Transactions)	2,098	0
Total accounts payable and accrued expenses	$ 45,498	$ 25,316